UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of THE
Securities Exchange Act of 1934

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FIFTH WALL ACQUISITION CORP. I
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SmartRent Announces Effectiveness of S-4 Registration Statement

Special Meeting of Fifth Wall Acquisition Corp. I Stockholders to Approve Business Combination Scheduled for August 23, 2021

Upon Closing, the Combined Company Stock Will Trade on the NYSE Under “SMRT” Ticker Symbol

SCOTTSDALE, Ariz., August 6, 2021 -- SmartRent.com, Inc. ("SmartRent" or “the Company”), a leading provider of smart home and smart building automation for property owners, managers, developers, homebuilders and residents, today announced that the Securities and Exchange Commission (“SEC”) on August 6, 2021 declared effective the Registration Statement on Form S-4 (the “Registration Statement”) filed with the SEC in connection with SmartRent’s business combination with Fifth Wall Acquisition Corp. I (NASDAQ: FWAA) ("FWAA"), a publicly-traded special purpose acquisition company.

FWAA will hold a special meeting of its stockholders via live webcast at https://www.cstproxy.com/fifthwall/2021 on August 23, 2021 at 9:00 a.m. Eastern Time (the “Special Meeting”) for its stockholders of record at the close of business on July 27, 2021 (the “Record Date”) to vote on the proposed business combination, among other things. FWAA has also filed with the SEC a definitive proxy statement/prospectus relating to the proposed business combination and will commence mailing of the definitive proxy statement/prospectus to its stockholders of record. The business combination is expected to close shortly after the Special Meeting, subject to stockholder approvals and satisfaction of other customary closing conditions.

“The SmartRent team is thrilled to have crossed a critical threshold in our journey to becoming a publicly-traded company, and look forward to successfully completing the proposed business combination with FWAA,” said Lucas Haldeman, CEO of SmartRent. “Our 182 customers, which collectively own approximately 3.5 million units, chose SmartRent’s value-enhancing open-architecture and hardware-agnostic operating system because it reduces the complexities of property management, increases revenue and lowers operating costs for their portfolios, while delivering an elevated experience to residents. The strong demand we are experiencing for our comprehensive smart home solution reinforces our conviction that we have the right product at the right time. Despite a tight labor market, we have been highly successful in attracting experienced engineers, sales people and field operations leaders to deliver our growing backlog.”

“SmartRent has tremendous growth potential as a leader in a rapidly growing market with a clear technological edge over competitors. We are excited to present the business combination to FWAA stockholders and look forward to partnering with SmartRent through its next phase of growth,” said Brendan Wallace, CEO of Fifth Wall Acquisition Corp. I.

The declaration of effectiveness by the SEC and the filing of the definitive proxy statement is an important step in SmartRent becoming a publicly traded company, with the goal of being listed on the New York Stock Exchange under the symbol “SMRT” at the close of the transaction.

About SmartRent

Founded in 2017, SmartRent is an enterprise smart home and smart building technology platform for property owners, managers and residents. The SmartRent solution is designed to provide property managers with seamless visibility and control over all their assets while delivering cost savings and additional revenue opportunities through all-in-one home control offerings for residents. For more information please visit smartrent.com.

About Fifth Wall Acquisition Corp. I

Fifth Wall Acquisition Corp. I is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Important Information for Investors and Stockholders

This document relates to the proposed merger involving Fifth Wall Acquisition Corp. I ("FWAA") and SmartRent.com, Inc. ("SmartRent"). FWAA filed an amended registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission ("SEC") on July 26, 2021, which included a preliminary proxy statement/prospectus in connection with FWAA’s solicitation for proxies for the vote by FWAA’s shareholders in connection with the proposed transactions and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to SmartRent’s shareholders in connection with the completion of the proposed transaction. The definitive proxy statement/prospectus is being mailed to the stockholders of FWAA, seeking any required stockholder approvals. Investors and security holders of FWAA and SmartRent are urged to carefully read the entire definitive proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by FWAA with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from FWAA upon written request to Fifth Wall Acquisition Corp. I, 6060 Center Drive, 10th Floor, Los Angeles, California 90045.

FWAA, SmartRent and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in favor of the approval of the merger and related matters. Information regarding their interest in the transaction is contained in the Registration Statement and definitive proxy statement/prospectus. Free copies of these documents may be obtained as described in the preceding paragraph.

This document does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This document also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, FWAA's and SmartRent's expectations or predictions of future financial or business performance or conditions, SmartRent's product roadmap, including the expected timing of new product releases, SmartRent's plans to expand its product availability globally, the expected composition of the management team and board of directors following the transaction, the expected use of capital following the transaction, including SmartRent's ability to accomplish the initiatives outlined above, the expected timing of the closing of the transaction and the expected cash balance of the combined company following the closing. Any forward-looking statements herein are based solely on the expectations or predictions of FWAA or SmartRent and do not express the expectations, predictions or opinions of Fifth Wall in any way. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "intends" or "continue" or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the section of FWAA's Form S-1 titled "Risk Factors," which was filed with the SEC on February 4, 2021. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are based on FWAA's or SmartRent's management's current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither FWAA nor SmartRent is under any obligation and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FWAA has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in FWAA's reports filed with the SEC, including FWAA's most recent reports on Form 8-K and all attachments thereto, which are available, free of charge, at the SEC's website at www.sec.gov, and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the merger, including the risk that any required regulatory approvals or stockholder approvals of FWAA or SmartRent are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained, failure to realize the anticipated benefits of the merger, risks related to SmartRent's ability to execute on its business strategy, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the possibility that FWAA or SmartRent may be adversely affected by other economic, business and/or competitive factors, the number of redemption requests made by FWAA's public stockholders, the ability of SmartRent and the combined company to leverage Fifth Wall's limited partner and other commercial relationships to grow SmartRent's customer base (which is not the subject of any legally binding obligation on the part of Fifth Wall or any of its partners or representatives), the ability of SmartRent and the combined company to leverage its relationship with any other SmartRent investor (including investors in the proposed PIPE transaction) to grow SmartRent's customer base, the ability of the combined company to meet Nasdaq's listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the merger, the inability to complete the private placement of common stock of FWAA to certain institutional accredited investors, the risk that the announcement and consummation of the transaction disrupts SmartRent's current plans and operations, costs related to the transaction, changes in applicable laws or regulations, the outcome of any legal proceedings that may be instituted against FWAA, SmartRent, or any of their respective directors or officers, following the announcement of the transaction, the ability of FWAA or the combined company to issue equity or equity-linked securities in connection with the proposed merger or in the future, the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and those factors discussed in documents of FWAA filed, or to be filed, with the SEC.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in FWAA's most recent reports on Form 8-K, which are available, free of charge, at the SEC's website at www.sec.gov, and will also be provided in FWAA's proxy statement/prospectus, when available. Any financial projections in this document are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond FWAA's and SmartRent's control. While all projections are necessarily speculative, FWAA and SmartRent believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this document should not be regarded as an indication that FWAA and SmartRent, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers (including projected revenue derived from committed units) are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Presentation of historical 0% customer churn (which occurs when an existing customer removes SmartRent installed units) is illustrative only, and is not intended to be predictive of future churn, particularly as business continues to grow. When used herein, the term "committed units" includes both (i) units that are subject to binding purchase orders from customers and (ii) units that existing customers who are parties to a SmartRent master services agreement have informed SmartRent that they intend to order.

This document is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in FWAA and is not intended to form the basis of an investment decision in FWAA. All subsequent written and oral forward-looking statements concerning FWAA and SmartRent, the proposed transaction, or other matters and attributable to FWAA and SmartRent or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Investor Contact:

investors@smartrent.com

Media Contact:

SmartRent@Inkhouse.com